UNITED STATES
                  SECURITIES AND EXCHANGE COMMISSION

                        Washington, D.C. 20549


                               FORM 8-K

                            CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



   Date of Report (Date of Earliest Event Reported): August 13, 2004



                          HALIFAX CORPORATION
        (Exact name of registrant as specified in its charter)



      Virginia             1-08964               54-0829246
  (State or other       (Commission File      (I.R.S. Employer
  jurisdiction of           Number)         Identification No.)
   incorporation)



           5250 Cherokee Avenue, Alexandria, Virginia 22312
           (Address of principal executive offices/Zip Code)


Registrant's telephone number, including area code:  (703) 750-2202


Former name, former address, and former fiscal year, if changed since last report: N/A
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FOREWARD-LOOKING STATEMENTS

Some of the information in this report on Form 8-K or the documents incorporated by reference in this report on form 8-K may contain forward-looking statements. You can identify these statements by words or phrases such as "will likely result," "may," "are expected to," "will continue to," "is anticipated," "estimate," "projected," "intends to" or other similar words. These forward-looking statements regarding our business and prospects are based upon numerous assumptions about future conditions, which may ultimately prove to be inaccurate. Actual events and results may materially differ from anticipated results described in those statements. Forward-looking statements involve risks and uncertainties described under "Risk Factors" as well as other portions of the Form 8-K, which could cause our actual results to differ materially from historical earnings and those presently anticipated. When considering forward-looking statements, you should keep those risk factors in mind as well as the other cautionary statements in this report on Form 8-K. You should not place undue reliance on any forward-looking statements.

Item 5.   Other Events and Regulation FD Disclosure.


Item 7.        Financial Statements and Exhibits.

          (a)  Financial Statements of Businesses Acquired

               None.

          (b)  Pro-forma Financial Information

               None.

          (c)  Exhibits

               99.1  Transcript of  First Quarter Conference Call

Item 12.  Results of Operations and Financial Condition

          The following information is being provided pursuant to Item 12 - Results of Operations and Financial Condition. Such information, including the Exhibit attached hereto, shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934.

          On August 11, 2004, Halifax issued a press release reporting its results for the first quarter of fiscal year 2005 June 30, 2004. A copy of this press release is attached hereto as an exhibit and is incorporated herein by reference.

          The press release contains non-GAAP financial measures. For purposes of Regulation G of the SEC, a non-GAAP financial measure is a numerical measure of a registrant's historical or future financial performance, financial position or cash flows that excludes amounts, or is subject to adjustments that have the effect of excluding amounts, that are included in the most directly comparable measure calculated and presented in accordance with GAAP in the statement of income, balance sheet or statement of cash flows (or equivalent statements) of the issuer; or includes amounts, or is subject to adjustments that have the effect of including amounts, that are excluded from the most directly comparable measure so calculated and presented. In this regard, GAAP refers to accounting principles generally accepted in the United States of America. Pursuant to the requirements of Regulation G, Halifax has provided reconciliation within the earnings release of the non-GAAP financial measures to the most directly comparable GAAP financial measures.

          The non-GAAP financial measures used by Halifax are:

          (i) "Total Portfolio" delinquency information.   This non-
          GAAP financial measure aggregates delinquency information related to Halifax's on-balance sheet loan and lease receivables (the GAAP financial measure) with delinquency information related to Halifax's off-balance sheet securitized loan and lease receivables (the information provided for reconciliation to GAAP; and

          (ii) "Total REO." This non-GAAP financial measure aggregates Halifax's on-balance sheet REO (the GAAP financial measure) with the REO associated with Halifax's off-balance sheet securitized loan receivables (the information provided for reconciliation to GAAP.

          The Company presents Total Portfolio and Total REO information because the volume and credit characteristics of off-balance sheet securitized loan and lease receivable have a significant effect on the financial performance of the Company as a result of the Company's retained interests in the securitized loans. Retained interests include interest-only strips and servicing rights. In addition, because the servicing and collection of Halifax's off-balance sheet securitized loan and lease receivables are performed in the same manner and according to the same standards as the servicing and collection of Halifax's on-balance sheet loan and lease receivables, expenses related to certain Company resources, such as personnel and technology, are allocated to each category based on their pro rata relationship to Total Portfolio and Total REO.

                               SIGNATURE




Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   HALIFAX CORPORATION



Date:  August 13, 2004                  By:  /s/Joseph Sciacca
                                         Joseph Sciacca
                                        Vice President, Finance & CFO

                             EXHIBIT INDEX




Exhibit No.                   Description

     99.1                     Transcript of First Quarter Conference